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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
DIVA Systems Corporation:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG Peat Marwick LLP

Mountain View, California
September 28, 1998